                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


         That I, MICHAEL A. CARPENTER of Greenwich, Connecticut, Chairman of the Board, President and Chief Executive Officer, of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

         IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.


                                              Michael A. Carpenter
                                              Chairman of the Board, President
                                              and Chief Executive Officer
                                              The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                  That I, JAY S. BENET of West Hartford, Connecticut, a director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.



                                              Jay S. Benet
                                              Director
                                              The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK


                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                  That I, GEORGE C. KOKULIS of Simsbury, Connecticut, a director of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN
A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of July, 1996.


                                              George C. Kokulis
                                              Director
                                              The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                  That I, IAN R. STUART of East Hampton, Connecticut, Director, Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller, of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of February, 1997.



                                        Ian R. Stuart
                                        Director, Senior Vice President,
                                        Chief Financial Officer,
                                        Chief Accounting Officer and Controller
                                        The Travelers Insurance Company

                      MODIFIED GUARANTEED ANNUITY CONTRACTS
                                     T-MARK

                                POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


                  That I, KATHERINE M. SULLIVAN of Longmeadow, Massachusetts, Director, Senior Vice President and General Counsel, of The Travelers Insurance Company (hereinafter the "Company"), do hereby make, constitute and appoint ERNEST J. WRIGHT, Secretary of said Company, and KATHLEEN A. McGAH, Assistant Secretary of said Company, or either one of them acting alone, my true and lawful attorney-in-fact, for me, and in my name, place and stead, to sign registration statements on behalf of said Company on Form S-2 or other appropriate form under the Securities Act of 1933 for Modified Guaranteed Annuity Contracts to be offered by the Company and further, to sign any and all amendments thereto, including post-effective amendments, that may be filed by the Company on behalf of said registrant.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of June, 1996.



                                               Katherine M. Sullivan
                                               Director, Senior Vice President
                                               and General Counsel
                                               The Travelers Insurance Company